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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  August 4, 2000

                                   DDi CORP.
                               DDi CAPITAL CORP.
                         DYNAMIC DETAILS, INCORPORATED
             (Exact Name of Registrants as Specified in Charters)

           DELAWARE                   000-30241                06-1576013
          CALIFORNIA                  333-41187                33-0780382
          CALIFORNIA                  333-41211                33-0779123
       (State or Other             (Commission File         (I.R.S. Employer
Jurisdiction of Incorporation)          Number)           Identification Nos.)


               1230 Simon Circle, Anaheim, California      92806
            ------------------------------------------------------
              (Address of Principal Executive Offices)   (Zip Code)



      Registrants' Telephone Number, including Area Code:  (714) 688-7200


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On August 4, 2000, Dynamic Details, Incorporated, Virginia ("DDi-Virginia"), a wholly-owned subsidiary of Dynamic Details, Incorporated and an indirect subsidiary of DDi Capital Corp. and DDi Corp., acquired substantially all of the assets of Automata International, Inc. ("Automata"), a manufacturer of complex printed circuit boards located in Sterling, Virginia. DDi-Virginia purchased the rights to Automata's advanced 100,000 square foot facility, located near Dulles International Airport, and Automata's fixed assets, inventory and accounts receivable free and clear of all liens. Total consideration was approximately $19.7 million in cash. Dynamic Details, the operating subsidiary of DDi Corp., intends to incorporate the newly acquired assets of DDi-Virginia into its international offering of time-critical, technologically advanced electronics manufacturing services to original equipment manufacturers and other electronics manufacturing service providers.

     Automata filed for Chapter 11 bankruptcy protection on June 23, 2000, and DDi-Virginia and Automata signed on June 26, 2000 an asset purchase agreement containing proposed bankruptcy auction and approval procedures. The United States Bankruptcy Court for the District of Delaware approved the sale procedures contained in the agreement on July 12, 2000 and, after due notice in accordance with the court's order, the court approved the sale of Automata's assets to DDi-Virginia on August 2, 2000. There was no pre-existing material relationship between any of the registrants and Automata.

     The newly acquired assets of DDi-Virginia are subject to the terms of Dynamic Details' senior credit facility. The cash consideration for the asset purchase was drawn from the revolving credit facility within Dynamic Details' senior credit facility.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired. The financial statements required by this item will be filed by amendment not later than 60 days after the date of this report.

(b) Pro Forma Financial Information. The financial information required by this item will be filed by amendment not late than 60 days after the date of this report.

(c)  Exhibits.

     2.1 Asset Purchase Agreement dated as of June 26, 2000 between Dynamic Details, Incorporated, Virginia and Automata International, Inc.
     2.2 Amendment, dated August 1, 2000, to Asset Purchase Agreement bewteen Dynamic Details, Incorporated, Virginia and Automata International, Inc.
     99.1 Press Release dated August 2, 2000 of DDi Corp.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the city of Anaheim, state of California, on this 9th day of August, 2000.



                              DDi CORP.
                              DDi CAPITAL CORP.
                              DYNAMIC DETAILS, INCORPORATED


                              By: /s/ JOSEPH P. GISCH
                                 ----------------------------------------------
                              Name: Joseph P. Gisch
                              Title: Vice-President and Chief Financial Officer